UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2004
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)

Explanatory Note:
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This 8-K/A is furnished to amend in full the Form 8-K furnished on February 24,
2004.

ITEM 9. Regulation FD Disclosure

On February 23, 2004, Laboratory Corporation of America -Registered Trademark-Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced that Myla Lai-Goldman, M.D., LabCorp executive vice president, chief scientific officer and medical director, is scheduled to speak at the Wachovia Securities Cancer Diagnostics Conference in New York, NY on February 24, 2004 at 9:00 a.m. Eastern Time. A live audio webcast of the presentation will be available via the Company web site at www.labcorp.com. A replay of the audio webcast will be available through March 24, 2004.



Exhibits:
99.1  Press release of the Company dated February 23, 2004.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: February 23, 2004